Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund

Class A LFMAX	Class A LCSAX
Class C LFMCX	Class C LCSCX
Class I LFMIX	Class I LCSIX

LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Class A LEQAX	Class A LSPAX
Class C LEQCX	Class C LSPCX
Class I LEQIX	Class I LSPIX

LoCorr Market Trend Fund

Class A LOTAX
Class C LOTCX
Class I LOTIX

each Fund is a series of LoCorr Investment Trust

December 18, 2019

Supplement to the Statement of Additional Information (“SAI”) dated March 1, 2019

This supplement makes the following amendments to disclosures in the SAI dated March 1, 2019.

Effective immediately, the paragraph in the section entitled “Management” beginning on page 25 is amended as set forth below to reflect the appointment of Mr. Brian Hull as the Trust’s Chief Compliance Officer:

Board Risk Oversight

The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Brian Hull, the Trust’s Chief Compliance Officer. The Chief Compliance Officer reports at quarterly Board meetings and on an ad hoc basis, when and if necessary. The Audit Committee, which has an independent chairman, considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Also effective immediately, the “Trustee Qualifications” disclosure in the section entitled “Management” beginning on page 26 is amended as set forth below in the excerpt of the table showing the Interested Trustees and Officers of the Fund:

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jon C. Essen[1] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ January 2011 to present; Trustee/November 2010 to present	LoCorr Fund Management, LLC: Chief Operating Officer (2010-2016), Chief Compliance Officer (2010-2017); LoCorr Distributors, LLC (broker/dealer): Principal, Chief Financial Officer, and Registered Representative (2008 to present), Chief Compliance Officer (2008-2017).	5	None
Kevin M. Kinzie[2] Year of Birth: 1956	President, Trustee/ January 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, November 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), March 2002 to present.	5	None
Brian Hull[3] Year of Birth: 1968	Chief Compliance Officer, November 2019 to present	Steben & Company, Inc. (broker/dealer): Chief Compliance Officer 2002-2007 and 2012 to Present; Financial & Operations Principal (FINOP) 2002-Present; Registered Representative 2002-Present.	5	None
* The term of office for each Trustee listed above will continue indefinitely.
** The term "Fund Complex" refers to the LoCorr Investment Trust.
1 Mr. Essen is an interested Trustee because he is an officer of the Fund's Adviser.
2 Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Fund's Adviser.
3 Mr. Hull is an interested Officer because he is an officer of the Funds’ Adviser.

Please retain this supplement with your Statement of Additional Information